UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 30, 2008
(Date of earliest event reported)

ELECTRO ENERGY INC.

(Exact name of registrant as specified in charter)

Florida	333-90614	59-3217746

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Shelter Rock Road, Danbury, Connecticut	06810

(Address of principal executive of offices)	(Zip code)

(203) 797-2699

(Registrant's telephone number including area code)

n/a

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

                On July 30, 2008, David Anthony resigned from the Board of Directors of Electro Energy, Inc. (the “Company”) with regret, and the Company accepted his resignation amicably. Mr. Anthony’s resignation did not result from any disagreement with the Company concerning any matter relating to the company’s operations, policies or practices. No action has been taken with respect to Mr. Anthony’s successor, if any.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRO ENERGY INC.

August 4, 2008	By:	/s/ Timothy E. Coyne
Name: Timothy E. Coyne
Title: Chief Financial Officer